EXHIBIT 99.1 Acumen Pharmaceuticals Appoints George Golumbeski, Ph.D., as Chairman of its Board of Directors NEWTON, Mass., Nov. 10, 2025 – Acumen Pharmaceuticals, Inc. (NASDAQ: ABOS) (“Acumen” or the “Company”), a clinical-stage biopharmaceutical company developing novel therapeutics that target toxic soluble amyloid beta oligomers (AβOs) for the treatment of Alzheimer’s disease (AD), today announced George Golumbeski, Ph.D., has joined its Board of Directors as Chairman. Dr. Golumbeski brings more than 30 years of experience in the biopharmaceuticals industry, with extensive expertise in portfolio strategy, strategic collaborations and licensing, and M&A. The addition of Dr. Golumbeski brings the Acumen Board to eight members. “I am very pleased to welcome Dr. Golumbeski to the Acumen Board as we continue to work to develop novel disease-modifying treatments for Alzheimer’s disease,” said Daniel O’Connell, Chief Executive Officer of Acumen Pharmaceuticals. “Dr. Golumbeski is a highly experienced biopharma leader with a strong track record in strategic initiatives and forging transformational partnerships and collaborations that have enabled the development of innovative treatment options for people with AD. George’s deep expertise aligns with our current growth objectives as we anticipate important catalysts next year for our ongoing Phase 2 trial of sabirnetug and our Enhanced Brain Delivery program, both of which we believe can benefit people living with AD and drive value for shareholders.” “Having seen first-hand the positive impact that innovation can have on the lives of people living with difficult-to-treat diseases, I could not be more excited to join the Acumen Board at this stage in the Company’s development,” said Dr. Golumbeski. “The unmet need in Alzheimer’s is massive and urgently needs impactful analysis. The field is at an important inflection point. I look forward to collaborating with the other members of Acumen’s Board, leadership and the entire team dedicated to advancing Acumen’s programs with the goal of improving the lives of people impacted by Alzheimer’s, including people with early AD, their families and caregivers.” Currently, Dr. Golumbeski is dedicated to helping develop young companies at DROIA Ventures, a specialist biotech investment firm. For nearly a decade, Dr. Golumbeski served as Executive Vice President of Business Development at Celgene, where he was responsible for forging collaborations with biotechnology companies seeking to bring breakthrough medicines to people suffering from cancer and chronic inflammation. Prior to joining Celgene, Dr. Golumbeski held leadership positions in business development at Novartis Pharmaceuticals and Elan Pharmaceuticals. At Elan, he worked exclusively on neurology and neurodegeneration. He holds a Ph.D. in Genetics from the University of Wisconsin- Madison, conducted his post-doctoral research in molecular biology at the University of Colorado-Boulder, and holds a B.A. in Biology from the University of Virginia. About Acumen Pharmaceuticals, Inc. Acumen Pharmaceuticals is a clinical-stage biopharmaceutical company developing a novel therapeutic that targets toxic soluble amyloid beta oligomers (AβOs) for the treatment of Alzheimer’s disease (AD). Acumen’s scientific founders pioneered research on AβOs, which a growing body of evidence indicates are early and persistent triggers of Alzheimer’s disease pathology. Acumen is currently focused on advancing its investigational product candidate, sabirnetug (ACU193), a humanized monoclonal antibody that selectively targets toxic soluble AβOs, in its ongoing Phase 2 clinical trial ALTITUDE-AD (NCT06335173) in people with early Alzheimer’s disease, following positive results in its Phase 1 trial INTERCEPT-AD. Acumen is also investigating a subcutaneous formulation of sabirnetug using Halozyme’s proprietary ENHANZE® drug delivery technology. Acumen is also collaborating with JCR Pharmaceuticals to develop an Enhanced Brain Delivery (EBD™) therapy for Alzheimer’s disease utilizing a transferrin-receptor-targeting blood-brain barrier- penetrating technology. The company is headquartered in Newton, Mass. For more information, visit www.acumenpharm.com.    Forward-Looking Statements This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statement describing Acumen’s goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “believes,” “expects,” “anticipates,” “could,” “should,” “would,” “seeks,” “aims,” “plans,” “potential,” “will,” “milestone” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning the therapeutic potential of Acumen’s product candidate, sabirnetug (ACU193), including against other antibodies, the timing of anticipated topline results of ALTITUDE-AD, and the potential to develop a candidate to treat Alzheimer's Disease utilizing EBD technology. These statements are based upon the current beliefs and expectations of Acumen management, and are subject to certain factors, risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing safe and effective human therapeutics. Such risks may be amplified by the impacts of geopolitical events and macroeconomic conditions, such as rising inflation and interest rates, supply disruptions and uncertainty of credit and financial markets. These and other risks concerning Acumen’s programs are described in additional detail in Acumen’s filings with the Securities and Exchange Commission (“SEC”), including in Acumen’s most recent Annual Report on Form 10-K, and in subsequent filings with the SEC. Copies of these and other documents are available from Acumen. Additional information will be made available in other filings that Acumen makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and Acumen expressly disclaims any obligation to update or revise any forward- looking statement, except as otherwise required by law, whether, as a result of new information, future events or otherwise. CONTACTS: Investors: Alex Braun abraun@acumenpharm.com Media: AcumenPR@icrhealthcare.com